UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 01, 2022

Grayscale Ethereum Classic Trust (ETC)

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56309	82-6239281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	ETCG	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Amendment to Trust Agreement

On April 1, 2022, Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Ethereum Classic Trust (ETC) (the “Trust”), entered into Amendment No. 3 (the “Amendment”) to the Second Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”) of the Trust with Delaware Trust Company, as trustee, and Digital Currency Group, Inc. in order to reduce the Sponsor’s Fee (as defined in the Trust Agreement) from 3.0% of the Digital Asset Holdings Fee Basis Amount (as defined in the Trust Agreement) to 2.5% of the Digital Asset Holdings Fee Basis Amount.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Other Announcements

As disclosed in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2021, the Sponsor has directed up to one-third of the Sponsor’s Fee towards initiatives that support development, marketing, and other community efforts relating to the Ethereum Classic Network at the sole discretion of the Sponsor until April 2022. Historically, these amounts have been contributed to the Ethereum Classic Cooperative, a 501(c)(3) non-profit whose mission is to steward the development of the Ethereum Classic protocol and to support the growth of a mature ecosystem around the protocol. The Ethereum Classic Cooperative is governed by a board of directors, which has historically included Barry E. Silbert, Digital Currency Group’s Chief Executive Officer, as well as another employee of the Sponsor. Effective April 1, 2022, the Sponsor will no longer direct up to one-third of the Sponsor’s Fee towards initiatives supporting the Ethereum Classic Network and Barry E. Silbert resigned from the Ethereum Classic Cooperative board of directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Amendment No. 3 to the Second Amended and Restated Declaration of Trust and Trust Agreement

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Sponsor of the Grayscale Ethereum Classic Trust (ETC)

Date: April 1, 2022	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer